                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               -------------------

                                    FORM 8-K

                                  CURRENT REPORT

                     ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2002


                      INTERNATIONAL BANCSHARES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-9439


               Texas                                    74-2157138
----------------------------------------  --------------------------------------
(State or other Jurisdiction              (I.R.S. Employer
of incorporation or organization)         Identification No.)


1200 San Bernardo, Laredo, Texas                        78040-1359
----------------------------------------  --------------------------------------
(Address of principal executive offices)                (ZIP Code)


     (Registrant's telephone number, including area code)  (956) 722-7611



                                      None
                     ---------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On September 27, 2002, International Bancshares Corporation issued a news release announcing the election of Imelda Navarro, Senior Executive Vice President at International Bank of Commerce (IBC) - Laredo, to the board of directors of IBC-Laredo and to the board of directors of IBC's parent company, International Bancshares Corporation (NASDAQ: IBOC). The news release, attached hereto and filed herewith as Exhibit99, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

         The following exhibit is filed as part of this report:

         (99) News release of International Bancshares Corporation dated September 27, 2002.












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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL BANCSHARES CORPORATION
                                         (Registrant)


                                       By:  /Dennis E. Nixon/
                                            -----------------------------------
                                            DENNIS E. NIXON, President,
                                            and Chief Executive Officer

Date: September 27, 2002





















                                       3
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                                  EXHIBIT INDEX

Exhibit                                                                   Page
Number                             Description                           Number
------                             -----------                           ------

99                 News Release of International                            5
                   Bancshares Corporation dated
                   September 27, 2002.